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                               ING INVESTORS TRUST
                         ING Developing World Portfolio

                        Supplement Dated January 24, 2005
    to the Adviser, Institutional, Retirement, and Service Class Prospectuses
                               dated April 30, 2004

Effective January 13, 2005, Eric Conrads is no longer a Portfolio Manager of ING Developing World Portfolio. The Adviser, Institutional, Retirement, and Service Class Prospectuses are hereby revised as follows:

         The second paragraph under the section entitled "More on the Portfolio Manager," on page 20 of the Adviser, Institutional and Service Class Prospectuses and page 22 of the Retirement Class Prospectus is deleted in its entirety and replaced with the following:

         The following persons at IIMA are primarily responsible for the day-to-day investment decisions of the Portfolio:

         NAME              POSITION AND RECENT BUSINESS EXPERIENCE
         ----              ---------------------------------------

         Jan-Wim Derks     Mr. Derks has served as a member of the portfolio
                           management team that manages the Portfolio since
                           October 2000. He also serves as Director of Global
                           Emerging Markets Equities at ING Investment
                           Management, Inc.--Europe. Mr. Derks joined ING
                           Investment Management--Europe in 1997.

         Michiel Bootsma   Mr. Bootsma has served as a member of the portfolio
                           management team that manages the Portfolio since
                           January 2005. He also is Senior Investment Manager,
                           Emerging Markets Equities and co-manages international portfolios in the EMEA (Eastern Europe, Middle East and Africa) universe. Mr. Bootsma joined
                           IIMA in 1997 in the Regional Management Europe department as a portfolio manager.

         Roberto Lampl     Mr. Lampl has served as a member of the portfolio
                           management team that manages the Portfolio since
                           January 2005. He started his career in 1993 at ABN
                           AMRO in Amsterdam. Initially he held positions at the
                           Corporate Finance and Origination Emerging Markets
                           departments. In 1997 he joined the Asset Management
                           Division as a co-portfolio manager of the GEM Equity
                           Fund, with a special focus on Latin America. In
                           August 2001, Mr. Lampl moved
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                           to New York to work for ABN AMRO's Latin American
                           Syndication Department. In 2003, he joined FMO, a semi-private institution, undertaking capital markets transactions in Latin America. Mr. Lampl joined ING
                           IM in October 2004.

         Samuel Oubadia    Mr. Oubadia, Senior Portfolio Manager, has served as
                           a member of the portfolio management team that manages the Portfolio since January 2005. He has eight years experience in portfolio management. Mr.
                           Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined IIMA in September 1996, when he was the Senior
                           Equity Manager at IIMA's office in Prague in the Czech Republic. He joined IIMA's global emerging markets team in January 1998.


This Supplement supercedes the Supplement dated August 20, 2004.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE